LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND

July 1, 2000

Dear Shareholder,

For the 12 months ended May 31, 2000, the J.P. Morgan Institutional Market Neutral Fund posted a -0.99% return, compared with the 5.54% return of the Merrill Lynch 91-Day T-Bill.

The fund's net asset value decreased to $14.02 on May 31, 2000, from $15.16 on May 31, 1999. During the year, the fund made distributions of approximately $0.48 per share from ordinary income and approximately $0.51 in short-term capital gains. On May 31, 2000, the net assets of the fund were approximately $12.5 million.

This report includes a discussion with Bernard Kroll, a member of the portfolio management team. In this interview, Bud talks about the events of the previous year that had the greatest effect on the fund and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/Ramon de Oliveira                      /s/Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated             J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
Table of contents

LETTER TO THE SHAREHOLDERS...........1     FUND FACTS.........................6
FUND PERFORMANCE.....................2     FUND HIGHLIGHTS....................7
PORTFOLIO MANAGER Q&A................3     FINANCIAL STATEMENTS..............10


--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the fund). The chart at right shows that $1,000,000 invested on December 31, 1998 would have grown to $1,008,797 on May 31, 2000.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


 GROWTH OF $1,000,000 SINCE FUND INCEPTION*
 DECEMBER 31, 1998 - MAY 31, 2000

[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

                 JPM INST MARKET NEUTRAL         ML 91 DAY T-BILL
         ---------------------------------------------------------
12/31/98                       1,000,000                1,000,000
 1/31/99                      994,638.07             1,003,552.08
 2/28/99                         992,627                1,006,432
 3/31/99                      981,914.54             1,010,572.21
 4/30/99                       1,012,158                1,014,241
 5/31/99                    1,018,879.15             1,018,186.74
 6/30/99                       1,026,168                1,022,440
 7/31/99                    1,036,976.82             1,026,610.89
 8/31/99                       1,032,219                1,030,741
 9/30/99                    1,030,862.46             1,035,608.95
10/31/99                       1,017,298                1,039,686
11/30/99                    1,032,218.86             1,043,840.43
12/31/99                         999,474                1,048,514
 1/31/00                    1,008,089.99             1,053,016.81
 2/29/00                       1,000,910                1,057,633
 3/31/00                    1,019,590.42             1,063,142.19
 4/30/00                       1,013,115                1,068,096
 5/31/00                    1,008,797.30             1,074,611.82

PERFORMANCE                                               TOTAL RETURNS     AVERAGE ANNUAL TOTAL RETURNS
                                                          ----------------- ----------------------------
                                                          THREE      SIX     ONE             SINCE
AS OF MAY 31, 2000                                        MONTHS     MONTHS  YEAR            INCEPTION*
--------------------------------------------------------------------------- ----------------------------
J.P. Morgan Institutional Market Neutral Fund             0.79%     -2.27%       -0.99%        0.62%
Merrill Lynch 91-Day T-Bill                               1.61%      2.95%        5.54%        5.21%

As of March 31, 2000
--------------------------------------------------------------------------- ----------------------------
J.P. Morgan Institutional Market Neutral Fund             2.01%     -1.09%        3.84%        1.56%
Merrill Lynch 91-Day T-Bill                               1.40%      2.66%        5.20%        5.02%



* Since the fund's performance inception on December 30, 1998, it has provided an average annual total return of 0.24% through May 31, 2000. For the purposes of comparison, the "since inception" returns are calculated from December 31, 1998, the first date when data for the fund and its benchmark were available.

Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of fund distributions, and reflect the reimbursement of fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with BERNARD KROLL, managing director and member of the portfolio management team for J.P. Morgan Institutional Market Neutral Fund. Bud is a portfolio manager in the Structured Equity Group. A J.P. Morgan Investment Management employee for the past four years, he was previously an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co. Bud received an M.B.A. in finance from New York University, and a B.A. in economics from Stanford University.

THIS IS A RELATIVELY YOUNG FUND, DEBUTING IN DECEMBER 1998. HOW IS IT
STRUCTURED?

BK: On average, the fund is made up of 150 names in which we are long and 150 in which we are short. We don't try to match the benchmark with our holdings, as a more traditional, long-only equity portfolio manager might do. Rather, with this portfolio, we work to ensure that the amount of dollars invested long in a specific sector be equal to the amount of dollars invested short in that sector. That's what makes this fund sector neutral. We also try to manage the portfolio so that the general characteristics of the long and short portfolios are similar. Over time, our goal is to benefit by picking stocks for the long portfolio that go up more than the stocks we are short.

THE FEDERAL RESERVE BOARD'S EFFORTS TO COOL THE ECONOMY BY RAISING INTEREST RATES HAS BEEN AND CONTINUES TO BE THE STORY OF THE DAY. HOW DO RISING INTEREST RATES AFFECT THE FUND?

BK: The stocks we are long are not expected to behave differently than the stocks we are short, simply as the function of changing interest rates. However, all things being equal, the return of the fund should go up modestly as interest rates rise, this being due to mechanical reasons. To illustrate, let's look at a hypothetical position in which we go long one stock at $100 a share and short another in the same sector that is also trading at $100 a share. Say that they both go up to $110 a share. In this instance, the return we earn will be a combination of two things. One is the alpha, or the price difference between our long and short positions. Here, the alpha would be zero since both stocks went up by the same amount. But, we also earn what is called a "rebate rate" from the broker who holds the cash that comes from the stock that was sold short. In exchange for what is in effect a cash deposit, the broker pays us a rebate rate that is computed as a spread to the Fed funds rate. So, as interest rates go up, the amount of short stock rebate (or interest) we get goes up as well.

U.S. EQUITIES HAVE BEEN ON QUITE A RIDE OVER THE PAST 12 MONTHS. HOW WOULD YOU CHARACTERIZE THIS PERIOD?

BK: First and foremost, extremely volatile. The stock-specific risk, or the volatility of individual stocks relative to one another, has been significantly higher than we've seen in the past and has presented us with equally significant challenges. In this case, volatility in and of itself isn't necessarily bad, it just means more opportunity to do well - or to do less well.

HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

BK: To put it bluntly, not very well. The 12-month period that ended May 31, 2000 was certainly one of the most challenging we have experienced to date.

A good deal of the underperformance we experienced can be linked directly to the two fundamental principles that underlie our investment strategy. The first is the concept of normalized earnings. When we are pricing a security to see if it will be a good long-term investment, we forecast earnings that we expect the company to produce over the long term. For example, we look out three years and focus on earnings that will likely surface in the middle of the company's business cycle. And then we focus on the anticipated growth rate of these earnings for the next five years. Our aim is to invest in attractively priced companies that possess the fundamentals necessary to keep their businesses moving on an upward path for some time yet to come.

This past year, however, investors were very sensitive to and focused, almost myopically, on short-term earnings, as opposed to normalized earnings, and tended to price securities based on expectations of quarter-to-quarter earnings growth, rather than long-term potential. In this investment environment, our style was somewhat out of sync with where the marketplace was valuing securities. That was the first difficulty we faced in managing the portfolio.

The second difficulty was that, until very recently, we've been in an investment environment where positive price momentum has been very well rewarded, and selection of securities based on valuation hasn't. By that I mean that investors have taken the view that the most important thing about a stock is whether its price has been going up, not whether it is attractively priced relative to its future earnings flow. When investors are only looking to stay with recent winners, and placing less emphasis on valuation as a methodology for determining which stocks to buy, we are not going to do as well. There are some signs that this singular focus on price has begun to change, which should benefit the fund's future performance, but does little to improve that of this past year.

WHERE DID STOCK SELECTION HURT OR HELP PERFORMANCE?

BK: Since we invest long and short on a sector neutral basis, we also look at our performance by sector. For the last twelve months, our most disappointing sectors were multi-sector, finance, and services, while we were most successful in drugs, energy, and chemicals. Within multi-sector, long positions in Waste Management and Harris Corp. accounted for much of the underperformance for the sector. In finance, we suffered most from long positions in Finova Group and Astoria Federal, as well as our short position in Northern Trust. In services, short positions in Colgate Palmolive and Anheuser-Busch, coupled with long positions in Procter & Gamble and Philip Morris, caused the greatest negative impact.

Finova shares plunged following its announcement that first-quarter profit would fail to meet analyst expectations. This was due to an $80 million special charge that was incurred to bolster loss reserves and pay for deferred compensation and executive severance. Shares of Procter & Gamble Co. lost more than a third of their value after the consumer products company announced that its third-quarter earnings would fall well below year-ago levels, owing mainly to higher costs for raw materials and aggressive pricing by competitors.

On the positive side of the ledger, drugs, energy, and chemicals helped the portfolio the most. In drugs, long positions in Human Genome Science led the positive news, with long positions in Monsanto, Alza, and Forest Labs making strong contributions. In energy, long positions in Global Marine, R&B Falcon, and Union Pacific Resources were the greatest contributors. In chemicals, a long position in Rohm & Haas and a short position in Air Products were the greatest positive contributors.

To briefly profile a couple of these, Monsanto rallied when it was announced that it would be acquired by Pharmacia Corp., a large drug company. The combined company will be among the industry's fastest growing, with near-term growth estimated to be in the 14%-15% range, and with earnings per share expected to grow by 20% annually after 2002. Alza made several positive announcements on new drugs during this period, the most important being the receipt of an approval letter from the FDA on Concerta, a once-a-day treatment for children with Attention Deficit Disorder.

EARLIER, YOU MENTIONED THAT THE INVESTMENT ENVIRONMENT HAS BEGUN TO CHANGE AND MAY BEGIN TO FAVOR YOUR STYLE GOING FORWARD. HOW SO?

BK: We have evidence that gives us cause for tremendous hope for the future, actually. Due to our disciplined research and portfolio construction process, we have a solid means of measuring how attractive the stocks we like are relative to the stocks we don't like. That spread is among the widest it has ever been, going back over the entire history of measuring stock valuation at J.P. Morgan. In other words, the opportunities embedded in the issues we own versus the ones we are short are as attractive as any we have ever had. Thus, we believe the fund should be well positioned to benefit when the market returns to some semblance of normalcy. For this and other reasons, our forward-looking expectation for the performance of the fund is highly favorable.

IN GENERAL, HOW DO YOU EXPECT THE MARKET TO SHAKE OUT OVER THE NEXT FEW MONTHS?

BK: The head winds of momentum have definitely eased over the past few months. While we're not out of the woods yet, we believe that we're just now beginning to see the turning of the tide away from most momentum driven stocks to those that represent good valuation for us.

To prepare for a future in which volatility will inevitably hold sway from time to time, we have added an additional quantitative signal to our portfolio construction process, one that, we believe, will have the effect of better controlling risk during periods of extreme market volatility, such as that of the year just past.

Also, to account for the tremendous growth of the technology sector and the resultant shrinkage in several others, we have remapped our sector definitions so as to allow us to better focus our analysts and portfolio construction rules on appropriately sized sectors. These two improvements in the process, plus the continuation of our research advantage and disciplined portfolio construction process, give us renewed confidence in our ability to deliver going forward.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Institutional Market Neutral Fund seeks to provide long term capital appreciation from a broadly diversified portfolio of stocks. It is designed for investors who want potential returns that exceed those of 90-day U.S. Treasury Bills while minimizing exposure to general stock market risk.


--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
12/31/98

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/00
$12,528,538

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
6/23/00, 8/18/00, 12/20/00

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

--------------------------------------------------------------------------------
REGISTRANT
J.P. MORGAN SERIES TRUST
J.P. MORGAN MARKET NEUTRAL FUND:
  INSTITUTIONAL SHARES

EXPENSE RATIO

The fund's current annualized expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring dividend or redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 2000

PORTFOLIO ALLOCATION OF LONG/SHORT HOLDINGS
(AS A PERCENTAGE OF TOTAL LONG OR SHORT INVESTMENTS)

[CHART]

LONG
   FINANCE                         25.2%
   CONSUMER GOODS & SERVICES       18.1%
   UTILITIES                       13.1%
   ENERGY                          10.0%
   TECHNOLOGY                       9.7%
   HEALTHCARE                       6.8%
   SHORT-TERM                       6.1%
   BASIC INDUSTRIES                 5.6%
   INDUSTRIAL PRODUCTS & SERVICES   3.2%
   TRANSPORTATION                   2.2%

[CHART]

SHORT
   FINANCE                         25.2%
   CONSUMER GOODS & SERVICES       16.3%
   ENERGY                          13.7%
   TECHNOLOGY                      11.2%
   UTILITIES                       10.4%
   HEALTHCARE                       8.1%
   BASIC INDUSTRIES                 6.7%
   INDUSTRIAL PRODUCTS & SERVICES   5.0%
   TRANSPORTATION                   3.4%


LARGEST LONG/LARGEST SHORT EQUITY HOLDINGS (AS A PERCENTAGE OF TOTAL LONG OR SHORT INVESTMENTS)

LONG                                                    Short
----------------------------------------------------    ----------------------------------------------------
CHEVRON CORP. (ENERGY)                          2.1%    CHUBB CORP. (FINANCE)                           2.9%
AMBAC FINANCIAL GROUP, INC. (FINANCE)           2.0%    OCCIDENTAL PETROLEUM CORP. (ENERGY)             2.2%
EXXON MOBIL CORP. (ENERGY)                      1.8%    BURLINGTON RESOURCES, INC. (ENERGY)             2.0%
COMCAST CORP., CLASS A                          1.8%    E.I. DU PONT DE NEMOURS & CO.                   1.9%
   (CONSUMER GOODS & SERVICES)                             (BASIC INDUSTRIES)
ALLSTATE CORP. (FINANCE)                        1.7%    WALT DISNEY CO.                                 1.9%
SEAGRAM COMPANY LTD.                            1.6%       (CONSUMER GOODS & SERVICES)
   (CONSUMER GOODS & SERVICES)                          ANHEUSER-BUSCH COMPANIES, INC.                  1.8%
MBIA, INC. (FINANCE)                            1.5%       (CONSUMER GOODS & SERVICES)
PHILIP MORRIS COMPANIES, INC.                   1.4%    PHILLIPS PETROLEUM CO. (ENERGY)                 1.8%
   (CONSUMER GOODS & SERVICES)                          PFIZER, INC. (HEALTHCARE)                       1.6%
ROYAL DUTCH PETROLEUM CO.                       1.3%    US WEST, INC. (TECHNOLOGY)                      1.6%
   (NY SHARES) (ENERGY)                                 PROGRESSIVE CORP. (FINANCE)                     1.6%
ELI LILLY & CO. (HEALTHCARE)                    1.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice.

This fund has significant short positions that could magnify the potential for loss.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
LONG POSITIONS (97.1%)(E)
COMMON STOCKS (91.1%)
BASIC INDUSTRIES (5.5%)
CHEMICALS (2.5%)
Air Products and Chemicals, Inc..................        2,300   $    79,637
PPG Industries, Inc..............................        1,500        74,344
Praxair, Inc.....................................        1,200        50,400
Rohm & Haas Co...................................        3,100       105,787
                                                                 -----------
                                                                     310,168
                                                                 -----------

FOREST PRODUCTS & PAPER (1.4%)
Fort James Corp..................................          600        13,575
International Paper Co...........................        1,500        52,219
Temple-Inland, Inc...............................        2,100       104,344
                                                                 -----------
                                                                     170,138
                                                                 -----------

METALS & MINING (1.4%)
Alcoa, Inc.......................................        1,700        99,344
Allegheny Technologies, Inc......................        3,300        74,456
                                                                 -----------
                                                                     173,800
                                                                 -----------

PACKAGING & CONTAINERS (0.2%)
Smurfit-Stone Container Corp.+...................        2,100        29,794
                                                                 -----------
  TOTAL BASIC INDUSTRIES.........................                    683,900
                                                                 -----------
CONSUMER GOODS & SERVICES (17.5%)
APPARELS & TEXTILES (0.4%)
Jones Apparel Group, Inc.+.......................        1,900        50,944
                                                                 -----------
AUTOMOTIVE (1.7%)
Dana Corp........................................        1,500        38,719
Delphi Automotive Systems Corp...................        3,309        59,769
Ford Motor Co....................................        1,200        58,275
Goodyear Tire and Rubber Co......................        1,300        32,337
Lear Corp.+......................................        1,000        23,437
                                                                 -----------
                                                                     212,537
                                                                 -----------

BROADCASTING & PUBLISHING (2.8%)
Comcast Corp., Class A+..........................        5,700       215,887
Gannett Co., Inc.................................        1,200        77,700
Knight-Ridder, Inc...............................        1,200        63,600
                                                                 -----------
                                                                     357,187
                                                                 -----------
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------

ENTERTAINMENT, LEISURE & MEDIA (2.9%)
America Online, Inc.+............................          800   $    42,400
Fox Entertainment Group, Inc., Class A+..........        2,100        54,862
Seagram Company Ltd.(i)..........................        4,000       190,750
Time Warner, Inc.................................          900        71,044
                                                                 -----------
                                                                     359,056
                                                                 -----------

FOOD, BEVERAGES & TOBACCO (3.6%)
Bestfoods........................................        1,300        83,850
General Mills, Inc...............................        1,400        55,562
H.J. Heinz Co....................................        1,500        58,781
Philip Morris Companies, Inc.....................        6,400       167,200
Quaker Oats Co...................................        1,200        88,275
                                                                 -----------
                                                                     453,668
                                                                 -----------

HOUSEHOLD PRODUCTS (1.6%)
Clorox Co........................................        1,700        67,362
Procter & Gamble Co..............................        2,000       133,000
                                                                 -----------
                                                                     200,362
                                                                 -----------

PERSONAL CARE (0.5%)
Estee Lauder Companies, Inc., Class A............          500        22,406
Gillette Co......................................        1,200        40,050
                                                                 -----------
                                                                      62,456
                                                                 -----------

RESTAURANTS & HOTELS (0.6%)
Mariott International Inc., Class A..............        2,100        76,125
                                                                 -----------

RETAIL (3.4%)
Abercrombie & Fitch Co., Class A+................          700         6,869
Federated Department Stores, Inc.+...............        1,400        53,900
Gap, Inc.........................................        1,200        42,075
Hasbro, Inc......................................          100         1,637
Kroger Co.+......................................          200         3,975
Limited, Inc.....................................        3,200        77,200
Mattel, Inc......................................          100         1,356
May Department Stores Co.........................        1,400        42,087
Sears, Roebuck & Co..............................          200         7,387
Target Corp......................................        1,300        81,494

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
RETAIL (CONTINUED)
TJX Companies, Inc...............................        4,100   $    88,662
Wal-Mart Stores, Inc.............................          400        23,050
                                                                 -----------
                                                                     429,692
                                                                 -----------
  TOTAL CONSUMER GOODS & SERVICES................                  2,202,027
                                                                 -----------
ENERGY (9.6%)
GAS EXPLORATION (0.9%)
Union Pacific Resources Group, Inc...............        4,900       116,069
                                                                 -----------

OIL-PRODUCTION (6.4%)
Chevron Corp.....................................        2,800       258,825
Devon Energy Corp................................          100         5,981
Exxon Mobil Corp.................................        2,600       216,612
Royal Dutch Petroleum Co. - NY Shares(i).........        2,600       162,337
Texaco, Inc......................................        2,600       149,337
Tosco Corp.......................................          200         6,125
Valero Energy Corp...............................          300         8,775
                                                                 -----------
                                                                     807,992
                                                                 -----------

OIL-SERVICES (2.3%)
Apache Corp......................................        1,700       103,487
Baker Hughes, Inc................................        1,000        36,250
Global Marine, Inc. +............................        5,200       147,225
                                                                 -----------
                                                                     286,962
                                                                 -----------
  TOTAL ENERGY...................................                  1,211,023
                                                                 -----------

FINANCE (24.4%)
BANKING (7.5%)
Astoria Financial Corp...........................          700        19,075
Banknorth Group, Inc.............................        3,300        45,994
Charter One Financial, Inc.......................        1,800        40,950
Dime Bancorp, Inc................................        3,500        63,875
First Tennessee National Corp....................        1,400        28,700
First Union Corp.................................        4,300       151,306
GreenPoint Financial Corp........................        3,100        64,712
Hibernia Corp., Class A..........................        3,300        42,487
KeyCorp..........................................        3,500        73,500
Marshall & Ilsley Corp...........................        1,300        63,050
North Fork Bancorporation, Inc...................        1,700        28,156
PNC Financial Services Group.....................        1,200        60,450
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
BANKING (CONTINUED)
Provident Financial Group, Inc...................        1,200   $    33,450
Regions Financial Corp...........................          100         2,262
Southtrust Corp..................................        2,400        64,950
Summit Bancorp...................................        1,400        40,162
U.S. Bancorp.....................................        3,800        98,800
Washington Mutual, Inc...........................          500        14,375
                                                                 -----------
                                                                     936,254
                                                                 -----------

FINANCIAL SERVICES (6.9%)
A.G. Edwards, Inc................................          800        27,950
AXA Financial, Inc...............................        3,200       124,600
Bear Stearns Companies, Inc......................          200         7,875
Charles Schwab Corp..............................        1,050        30,187
CIT Group, Inc., Class A.........................        4,400        80,575
E*TRADE Group, Inc.+.............................        3,800        59,137
FINOVA Group, Inc................................          200         2,387
Franklin Resources, Inc..........................          700        21,000
Freddie Mac......................................        1,000        44,500
Goldman Sachs Group, Inc.........................        1,500       110,344
John Hancock Financial Services, Inc.+...........        3,200        71,400
Lehman Brothers Holdings, Inc....................          800        61,750
Merrill Lynch & Co., Inc.........................        1,400       138,075
Paine Webber Group, Inc..........................        1,500        67,406
TD Waterhouse Group, Inc. +......................        1,400        21,613
                                                                 -----------
                                                                     868,799
                                                                 -----------

INSURANCE (8.6%)
Allstate Corp....................................        7,700       204,050
Ambac Financial Group, Inc.......................        4,900       246,838
Aon Corp.........................................        2,700        94,838
CIGNA Corp.......................................          300        26,644
Hartford Financial Services Group, Inc...........        1,300        76,863
Lincoln National Corp............................          800        31,000
MBIA, Inc........................................        3,200       185,000
MetLife, Inc. +..................................        6,800       139,400
Torchmark Corp...................................        2,600        70,688
                                                                 -----------
                                                                   1,075,321
                                                                 -----------

REAL ESTATE INVESTMENT TRUSTS (1.4%)
Crescent Real Estate Equities Co.................        2,100        42,919
Equity Office Properties Trust...................        1,300        34,531
Equity Residential Properties Trust..............          200         8,925

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
ProLogis Trust...................................        1,500   $    31,031
Public Storage, Inc..............................        1,400        31,238
Vornado Realty Trust.............................          900        31,444
                                                                 -----------
                                                                     180,088
                                                                 -----------
  TOTAL FINANCE..................................                  3,060,462
                                                                 -----------
HEALTH CARE (6.6%)
BIOTECHNOLOGY (0.6%)
Genzyme Corp.....................................          600        34,088
Human Genome Sciences, Inc. +....................          400        35,100
Incyte Pharmaceuticals, Inc.+....................          100         5,275
                                                                 -----------
                                                                      74,463
                                                                 -----------
HEALTH SERVICES (0.4%)
Aetna, Inc.......................................          300        20,025
Tenet Healthcare Corp.+..........................          600        15,375
Wellpoint Health Networks, Inc.+.................          200        14,525
                                                                 -----------
                                                                      49,925
                                                                 -----------
MEDICAL SUPPLIES (0.2%)
Becton, Dickinson & Co...........................          300         8,756
St. Jude Medical, Inc............................          400        14,375
                                                                 -----------
                                                                      23,131
                                                                 -----------

PHARMACEUTICALS (5.4%)
Abbott Laboratories..............................        1,000        40,688
ALZA Corp.+......................................        2,200       111,788
American Home Products Corp......................        1,200        64,650
Bristol-Myers Squibb Co..........................        2,100       115,631
Eli Lilly & Co...................................        2,100       159,863
Pharmacia Corp...................................        2,400       124,650
Schering-Plough Corp.............................        1,300        62,888
                                                                 -----------
                                                                     680,158
                                                                 -----------
  TOTAL HEALTH CARE..............................                    827,677
                                                                 -----------

INDUSTRIAL PRODUCTS & SERVICES (3.1%)
AEROSPACE (0.1%)
B.F. Goodrich Co.................................          300        10,650
                                                                 -----------
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------

CAPITAL GOODS (0.8%)
Eaton Corp.......................................        1,100   $    79,819
PACCAR, Inc......................................          400        16,750
                                                                 -----------
                                                                      96,569
                                                                 -----------

COMMERCIAL SERVICES (0.5%)
Cendant Corp.+...................................        4,900        64,925
                                                                 -----------

DIVERSIFIED MANUFACTURING (1.2%)
Cooper Industries, Inc...........................        3,000       100,500
Eastman Kodak Co.................................          100         5,975
Honeywell International, Inc.....................          500        27,344
Tyco International Ltd. +(i).....................          400        18,825
                                                                 -----------
                                                                     152,644
                                                                 -----------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co..............................          400        23,600
                                                                 -----------

MACHINERY (0.3%)
Caterpillar, Inc.................................          100         3,825
Ingersoll-Rand Co................................          800        36,450
                                                                 -----------
                                                                      40,275
                                                                 -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    388,663
                                                                 -----------

TECHNOLOGY (9.4%)
COMPUTER PERIPHERALS (0.3%)
Quantum Corp.- DLT & Storage Systems+............          600         6,225
Seagate Technology, Inc.+........................          600        34,800
                                                                 -----------
                                                                      41,025
                                                                 -----------

COMPUTER SOFTWARE (3.0%)
BMC Software, Inc.+..............................          300        13,200
Citrix Systems, Inc.+............................          800        42,100
Computer Associates International, Inc...........        2,400       123,600
Microsoft Corp.+.................................        1,300        81,331
Siebel Systems, Inc.+............................          400        46,800
Symantec Corp.+..................................        1,000        65,750
                                                                 -----------
                                                                     372,781
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
COMPUTER SYSTEMS (0.8%)
Apple Computer, Inc.+............................          300   $    25,200
Sun Microsystems, Inc.+..........................        1,000        76,625
                                                                 -----------
                                                                     101,825
                                                                 -----------
ELECTRONICS (0.9%)
Cisco Systems, Inc.+.............................        1,300        74,019
Rockwell International Corp......................          800        32,800
                                                                 -----------
                                                                     106,819
                                                                 -----------

INFORMATION PROCESSING (0.1%)
DoubleClick, Inc.+...............................          400        16,900
                                                                 -----------

SEMICONDUCTORS (1.9%)
Advanced Micro Devices, Inc.+....................          100         8,144
Intel Corp.......................................          800        99,750
Lattice Semiconductor Corp.+.....................          400        23,725
National Semiconductor Corp.+....................          600        32,250
Texas Instruments, Inc...........................        1,000        72,250
                                                                 -----------
                                                                     236,119
                                                                 -----------

TELECOMMUNICATION SERVICES (1.5%)
Allegiance Telecom, Inc.+........................          500        26,438
Global Crossing Ltd.+(i).........................        2,700        67,669
WorldCom, Inc.+..................................        2,500        94,063
                                                                 -----------
                                                                     188,170
                                                                 -----------

TELECOMMUNICATIONS-EQUIPMENT (0.9%)
Motorola, Inc.+..................................          300        28,125
Nortel Networks Corp.+...........................          800        43,450
Tellabs, Inc.+...................................          600        38,963
                                                                 -----------
                                                                     110,538
                                                                 -----------
  TOTAL TECHNOLOGY...............................                  1,174,177
                                                                 -----------

TRANSPORTATION (2.2%)
AIRLINES (0.7%)
Northwest Airlines Corp.+........................          700        19,906
Southwest Airlines Co............................        3,300        63,319
                                                                 -----------
                                                                      83,225
                                                                 -----------
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------

RAILROADS (1.5%)
Burlington Northern Santa Fe Corp................        2,200   $    51,975
Union Pacific Corp...............................        3,200       135,400
                                                                 -----------
                                                                     187,375
                                                                 -----------
  TOTAL TRANSPORTATION...........................                    270,600
                                                                 -----------

UTILITIES (12.8%)
ELECTRIC (9.1%)
Carolina Power & Light Co........................        3,900       134,063
Central & South West Corp........................          900        18,731
Cinergy Corp.....................................        2,100        55,913
CMS Energy Corp..................................        2,200        50,050
DTE Energy Co....................................        4,100       141,706
Edison International.............................        2,700        57,713
Entergy Corp.....................................        1,200        34,800
FPL Group, Inc...................................          500        24,750
GPU, Inc.........................................        2,400        67,800
NiSource, Inc....................................          300         5,419
PG&E Corp........................................        4,100       106,344
Pinnacle West Capital Corp.......................        3,600       128,700
PPL Corp.........................................        5,400       127,575
TXU Corp.........................................        1,900        67,925
Wisconsin Energy Corp............................        5,700       120,413
                                                                 -----------
                                                                   1,141,902
                                                                 -----------

GAS-PIPELINES (1.8%)
Columbia Energy Group............................        2,000       129,375
Dynegy, Inc., Class A............................        1,200        92,550
                                                                 -----------
                                                                     221,925
                                                                 -----------

PIPELINES (0.4%)
Williams Companies, Inc..........................        1,200        49,875
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
TELEPHONE (1.5%)
ALLTEL Corp......................................        1,100   $    71,981
GTE Corp.........................................          800        50,600
SBC Communications, Inc..........................        1,400        61,163
                                                                 -----------
                                                                     183,744
                                                                 -----------
  TOTAL UTILITIES................................                  1,597,446
                                                                 -----------
  TOTAL COMMON STOCKS--LONG POSITIONS (COST
   $11,355,372)..................................                 11,415,975
                                                                 -----------

                                                        PRINCIPAL
                                                         AMOUNT
                                                   -------------------
SHORT-TERM INVESTMENTS (6.0%)
OTHER INVESTMENT COMPANIES (6.0%)
J.P. Morgan Institutional Prime Money Market Fund
  (cost $746,384)*...............................  $          746,384       746,384
                                                                        -----------
  TOTAL INVESTMENTS--LONG POSITIONS (COST
   $12,101,756)..................................                        12,162,359
                                                                        -----------

                                          SHARES
                                       ------------
COMMON STOCK - SHORT POSITIONS (-92.1%)
BASIC INDUSTRIES (-6.2%)
CHEMICALS (-4.0%)
Dow Chemical.........................         (800)      (85,650)
E.I. du Pont de Nemours & Co.........       (4,500)     (220,500)
Great Lakes Chemical Corp............       (3,900)     (108,225)
Lyondell Chemical Co.................       (1,300)      (21,694)
Union Carbide Corp...................       (1,200)      (65,625)
                                                     -----------
                                                        (501,694)
                                                     -----------

FOREST PRODUCTS & PAPER (-1.2%)
Boise Cascade Corp...................       (1,300)      (37,862)
Mead Corp............................       (1,800)      (55,462)
Weyerhaeuser Co......................       (1,100)      (54,587)
                                                     -----------
                                                        (147,911)
                                                     -----------
        SECURITY DESCRIPTION              SHARES        VALUE
-------------------------------------  ------------  -----------
METALS & MINING (-1.0%)
Alcan Aluminum Inc...................       (1,900)  $   (62,344)
Nucor Corp...........................       (1,300)      (50,537)
USX-U.S. Steel Group.................         (500)      (11,281)
                                                     -----------
                                                        (124,162)
                                                     -----------
  TOTAL BASIC INDUSTRIES.............                   (773,767)
                                                     -----------

CONSUMER GOODS & SERVICES (-15.0%)
APPARELS & TEXTILES (-0.2%)
Nike, Inc., Class B..................         (700)      (30,012)
                                                     -----------

BROADCASTING & PUBLISHING (-2.2%)
Cox Communications, Inc., Class A....       (3,200)     (141,200)
New York Times Co., Class A..........         (900)      (34,537)
Washington Post, Class B.............         (200)     (100,100)
                                                     -----------
                                                        (275,837)
                                                     -----------

ENTERTAINMENT, LEISURE & MEDIA (-3.3%)
Tribune Co...........................       (1,800)      (69,300)
Viacom, Inc., Class B................       (2,000)     (124,000)
Walt Disney Co.......................       (5,100)     (215,156)
                                                     -----------
                                                        (408,456)
                                                     -----------

FOOD, BEVERAGES & TOBACCO (-5.2%)
Anheuser-Busch Companies, Inc........       (2,700)     (209,250)
Campbell Soup Co.....................       (2,200)      (68,200)
Coca - Cola Co.......................         (200)      (10,675)
Kellogg Co...........................       (1,800)      (54,675)
PepsiCo, Inc.........................       (4,200)     (170,887)
Ralston - Ralston Purina Group.......       (3,500)      (64,969)
Unilever NV - NY Shares(i)...........       (1,400)      (71,137)
                                                     -----------
                                                        (649,793)
                                                     -----------

HOUSEHOLD PRODUCTS (-0.6%)
Kimberly-Clark Corp..................       (1,300)      (78,650)
                                                     -----------

REAL ESTATE INVESTMENT TRUSTS (-0.5%)
Albertsons Inc.......................       (1,900)      (69,587)
                                                     -----------

RESTAURANTS & HOTELS (-0.3%)
Hilton Hotels Corp...................       (3,900)      (33,150)
                                                     -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

        SECURITY DESCRIPTION              SHARES        VALUE
-------------------------------------  ------------  -----------
RETAIL (-2.7%)
Circuit City Stores - Circuit City
  Group..............................         (300)  $   (14,944)
CVS Corp.............................       (1,500)      (65,250)
Home Depot, Inc......................         (600)      (29,287)
J.C. Penny Co., Inc..................       (3,300)      (59,812)
Kmart Corp...........................       (4,700)      (39,950)
Nordstrom, Inc.......................       (2,600)      (65,325)
Walgreen Co..........................       (2,200)      (62,425)
                                                     -----------
                                                        (336,993)
                                                     -----------
  TOTAL CONSUMER GOODS & SERVICES....                 (1,882,478)
                                                     -----------

ENERGY (-12.7%)
GAS EXPLORATION (-0.5%)
Constellation Energy Group...........       (1,800)      (61,762)
                                                     -----------

OIL-PRODUCTION (-6.0%)
Allegheny Energy, Inc................         (100)       (3,094)
Burlington Resources, Inc............       (5,100)     (233,325)
Conoco, Inc., Class A................       (1,200)      (32,100)
ENSCO International, Inc.............         (800)      (27,950)
Occidental Petroleum Corp............      (10,700)     (253,456)
Phillips Petroleum Co................       (3,600)     (206,100)
                                                     -----------
                                                        (756,025)
                                                     -----------
OIL-SERVICES (-5.2%)
Amerada Hess Corp....................       (2,300)     (152,662)
Halliburton Co.......................       (1,600)      (81,600)
R & B Falcon Corp....................       (1,300)      (30,469)
Schlumberger Ltd.....................       (2,100)     (154,481)
Smith International..................         (700)      (55,344)
TECO Energy, Inc.....................       (3,300)      (70,744)
Unocal Corp..........................       (2,600)      (99,937)
                                                     -----------
                                                        (645,237)
                                                     -----------

UTILITIES (-1.0%)
Public Service Enterprise Group,
  Inc................................       (3,000)     (111,750)
                                                     -----------
  TOTAL ENERGY.......................                 (1,574,774)
                                                     -----------
        SECURITY DESCRIPTION              SHARES        VALUE
-------------------------------------  ------------  -----------

FINANCE (-23.1%)
BANKING (-11.0%)
AmSouth Bancorporation...............       (3,500)  $   (63,219)
Bank of America Corp.................       (1,200)      (66,675)
Bank of New York Co., Inc............       (2,600)     (122,037)
BB&T Corp............................       (2,700)      (79,144)
Chase Manhattan Corp.................         (600)      (44,812)
Compass Bancshares, Inc..............         (300)       (6,075)
Fifth Third Bancorp..................       (2,500)     (170,000)
FleetBoston Financial Corp...........         (100)       (3,781)
Huntington Bancshares................       (4,300)      (83,312)
National City Corp...................       (4,700)      (94,000)
Northern Trust Corp..................       (2,000)     (131,625)
Old Kent Financial Corp..............       (2,000)      (66,500)
State Street Corp....................         (600)      (66,900)
Suntrust Banks, Inc..................         (800)      (47,800)
Union Planters Corp..................         (200)       (6,250)
Wachovia Corp........................       (2,200)     (152,075)
Wells Fargo & Co.....................       (2,000)      (90,500)
Zions Bancorporation.................       (1,700)      (79,262)
                                                     -----------
                                                      (1,373,967)
                                                     -----------

FINANCIAL SERVICES (-1.5%)
American Express Co..................       (2,100)     (113,006)
Household International, Inc.........       (1,600)      (75,200)
Morgan Stanley Dean Witter & Co......         (100)       (7,194)
                                                     -----------
                                                        (195,400)
                                                     -----------

INSURANCE (-9.2%)
American General Corp................       (2,400)     (153,750)
American International Group, Inc....         (300)      (33,769)
Chubb Corp...........................       (4,800)     (336,000)
Cincinnati Financial Corp............       (3,900)     (156,548)
Jefferson-Pilot Corp.................       (2,400)     (164,700)
Progressive Corp.....................       (1,900)     (178,362)
Safeco Corp..........................       (2,300)      (56,494)
UnumProvident Corp...................       (3,300)      (74,869)
                                                     -----------
                                                      (1,154,492)
                                                     -----------

REAL ESTATE INVESTMENT TRUSTS (-1.4%)
AMB Property Corp....................         (100)       (2,250)
Archstone Communities Trust..........       (1,500)      (33,656)
AvalonBay Communities Inc............         (900)      (35,775)

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

        SECURITY DESCRIPTION              SHARES        VALUE
-------------------------------------  ------------  -----------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Boston Properties, Inc...............       (2,100)  $   (73,369)
Duke Realty Investments, Inc.........       (1,600)      (34,500)
                                                     -----------
                                                        (179,550)
                                                     -----------
  TOTAL FINANCE......................                 (2,903,409)
                                                     -----------
HEALTH CARE (-7.5%)
BIOTECHNOLOGY (-0.8%)
Immunex Corp.........................       (1,700)      (43,987)
MedImmune, Inc.......................         (400)      (62,150)
                                                     -----------
                                                        (106,137)
                                                     -----------

HEALTH SERVICES (-0.2%)
Unitedhealth Group, Inc..............         (300)      (22,369)
                                                     -----------

HOSPITAL MANAGEMENT SERVICES (-0.1%)
Healthcare Corporation...............         (400)      (10,800)
                                                     -----------
MEDICAL SUPPLIES (-2.0%)
Baxter International, Inc............         (300)      (19,950)
Chiron Corp..........................       (2,100)      (79,669)
Guidant Corporation..................         (200)      (10,125)
Medtronic, Inc.......................         (300)      (15,487)
St. Paul Companies, Inc..............       (3,100)     (116,250)
                                                     -----------
                                                        (241,481)
                                                     -----------

PHARMACEUTICALS (-4.4%)
Biogen, Inc..........................       (1,100)      (59,950)
IDEC Pharmaceuticals Corp............         (400)      (25,525)
Johnson & Johnson, Inc...............       (1,400)     (125,300)
Merck & Co., Inc.....................       (1,400)     (104,475)
Pfizer, Inc..........................       (4,100)     (182,706)
Watson Pharmaceuticals, Inc..........       (1,300)      (57,363)
                                                     -----------
                                                        (555,319)
                                                     -----------
  TOTAL HEALTH CARE..................                   (936,106)
                                                     -----------
INDUSTRIAL PRODUCTS & SERVICES (-4.6%)
COMMERCIAL SERVICES (-1.0%)
Interpublic Group of Companies,
  Inc................................       (1,400)      (60,113)
Omnicom Group, Inc...................         (800)      (67,150)
                                                     -----------
                                                        (127,263)
                                                     -----------
        SECURITY DESCRIPTION              SHARES        VALUE
-------------------------------------  ------------  -----------

DIVERSIFIED MANUFACTURING (-1.8%)
Illinois Tool Works, Inc.............       (1,800)  $  (104,513)
Johnson, Inc.........................         (300)      (17,081)
Minnesota Mining & Manufacturing
  Co.................................         (300)      (25,725)
Parker Hannifin Corp.................       (1,500)      (62,531)
Xerox Corp...........................         (600)      (16,275)
                                                     -----------
                                                        (226,125)
                                                     -----------

ELECTRIC (-0.0%)
Dominion Resources, Inc..............         (100)       (4,575)
                                                     -----------

ELECTRICAL EQUIPMENT (-0.2%)
W.W. Grainger, Inc...................         (500)      (19,969)
                                                     -----------

MACHINERY (-1.6%)
Deere & Co...........................       (1,700)      (70,656)
Dover Corp...........................       (2,800)     (130,200)
                                                     -----------
                                                        (200,856)
                                                     -----------
  TOTAL INDUSTRIAL PRODUCTS &
   SERVICES..........................                   (578,788)
                                                     -----------

TECHNOLOGY (-10.2%)
COMMERCIAL SERVICES (-0.1%)
Freemarkets, Inc.....................         (300)      (12,994)
                                                     -----------

COMPUTER SOFTWARE (-2.1%)
Adobe Systems, Inc...................         (100)      (11,256)
Ariba, Inc...........................         (500)      (26,063)
Commerce One, Inc....................         (600)      (21,469)
Electronic Arts......................         (500)      (31,938)
Intuit, Inc..........................       (1,000)      (36,250)
Networks Associates, Inc.............       (1,400)      (30,625)
Novell, Inc..........................       (1,100)       (9,144)
Oracle Corp..........................         (500)      (35,938)
Parametric Technology Corp...........       (2,200)      (23,375)
PeopleSoft, Inc......................       (3,200)      (44,200)
                                                     -----------
                                                        (270,258)
                                                     -----------

COMPUTER SYSTEMS (-2.4%)
Compaq Computer Corp.................       (1,400)      (36,750)
Dell Computer Corp...................       (1,300)      (56,063)
Gateway, Inc.........................         (800)      (39,600)
Hewlett Packard Co...................         (200)      (24,025)

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

        SECURITY DESCRIPTION              SHARES        VALUE
-------------------------------------  ------------  -----------
COMPUTER SYSTEMS (CONTINUED)
International Business Machines
  Corp...............................       (1,200)  $  (128,775)
United Technologies Corp.............         (300)      (18,131)
                                                     -----------
                                                        (303,344)
                                                     -----------
ELECTRONICS (-0.7%)
Cabletron System, Inc................       (1,300)      (29,819)
Xilinx, Inc..........................         (800)      (60,900)
                                                     -----------
                                                         (90,719)
                                                     -----------
INFORMATION PROCESSING (-2.4%)
Automatic Data Processing............       (1,900)     (104,381)
Electronic Data Systems Corp.........       (1,100)      (70,744)
First Data Corp......................       (1,900)     (106,519)
Lexmark International Group, Class
  A..................................         (100)       (6,975)
Network Appliance, Inc...............         (300)      (19,369)
                                                     -----------
                                                        (307,988)
                                                     -----------

SEMICONDUCTORS (-0.1%)
Micron Technology, Inc...............         (200)      (13,988)
                                                     -----------

TELECOMMUNICATION SERVICES (-1.5%)
Sprint Corp. (PCS Group).............         (100)       (5,550)
US West, Inc.........................       (2,500)     (180,000)
                                                     -----------
                                                        (185,550)
                                                     -----------

TELECOMMUNICATIONS-EQUIPMENT (0.9%)
Lucent Technologies, Inc.............       (1,700)      (97,538)
QUALCOMM, Inc........................         (200)      (13,275)
                                                     -----------
                                                        (110,813)
                                                     -----------
  TOTAL TECHNOLOGY...................                 (1,295,654)
                                                     -----------
        SECURITY DESCRIPTION              SHARES        VALUE
-------------------------------------  ------------  -----------

TRANSPORTATION (-3.1%)
AIRLINES (-2.5%)
Continental Airlines, Inc............       (1,600)  $   (70,100)
Delta Air Lines, Inc.................       (1,500)      (77,156)
UAL Corp.............................       (1,900)      (97,850)
US Airways Group.....................       (1,700)      (72,250)
                                                     -----------
                                                        (317,356)
                                                     -----------

TRUCK & FREIGHT CARRIERS (-0.6%)
FedEx Corp...........................         (800)      (28,300)
United Parcel Service, Inc., Class
  B..................................         (800)      (47,900)
                                                     -----------
                                                         (76,200)
                                                     -----------
  TOTAL TRANSPORTATION...............                   (393,556)
                                                     -----------

UTILITIES (-9.7%)
ELECTRIC (-7.8%)
Ameren Corp..........................       (2,800)     (102,725)
Calpine Corp.........................       (1,000)     (105,938)
Consolidated Edison, Inc.............       (3,500)     (114,188)
Duke Energy Co.......................       (2,400)     (139,800)
Northern States Power Co.............       (1,100)      (24,338)
PECO Energy Co.......................       (3,300)     (144,994)
Potomac Electric Power Co............       (5,400)     (140,063)
Reliant Energy, Inc..................       (2,100)      (59,850)
Southern Co..........................       (5,400)     (140,063)
                                                     -----------
                                                        (971,959)
                                                     -----------

TELEPHONE (-1.6%)
BellSouth Corp.......................       (3,700)     (172,744)
Level 3 Communications, Inc.+........         (300)      (22,894)
                                                     -----------
                                                        (195,638)
                                                     -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

        SECURITY DESCRIPTION              SHARES        VALUE
-------------------------------------  ------------  -----------
WATER (-0.3%)
American Water Works, Inc............       (1,500)  $   (35,063)
                                                     -----------
  TOTAL UTILITIES....................                 (1,202,660)
                                                     -----------
  TOTAL COMMON STOCK -
   SHORT POSITIONS
   (PROCEEDS $11,132,097)............                (11,541,192)
                                                     -----------
TOTAL INVESTMENTS (COST $969,660) (5.0%)...........      621,167
OTHER ASSETS IN EXCESS OF
  LIABILITIES (95.0%)..............................   11,907,371
                                                     -----------
NET ASSETS (100.0%)................................  $12,528,538
                                                     ===========

------------------------------
Note: Based on the cost of investments of $12,179,615 for federal income tax purposes at May 31, 2000, the aggregate gross unrealized appreciation and depreciation was $863,850 and $881,106, respectively, resulting in net unrealized depreciation of $17,256.

+ Non-income producing security.

(e) Securities are pledged with brokers as collateral for short sales.

(i) Foreign security.

*Money market mutual fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $12,101,756 )           $12,162,359
Deposit with Brokers for Securities Sold Short      11,713,473
Cash                                                   153,342
Receivable for Investments Sold                        150,105
Dividends and Interest Receivable                       78,134
Receivable for Expense Reimbursements                   26,167
                                                   -----------
    Total Assets                                    24,283,580
                                                   -----------
LIABILITIES
Securities Sold Short at Value (Proceeds
  $11,132,097)                                      11,541,192
Payable for Investments Purchased                      149,593
Dividends Payable on Securities Sold Short              18,388
Advisory Fee Payable                                    14,529
Custody Fee Payable                                      6,738
Shareholder Servicing Fee Payable                          969
Administrative Services Fee Payable                        472
Administration Fee Payable                                  97
Fund Services Fee Payable                                    9
Accrued Expenses                                        23,055
                                                   -----------
    Total Liabilities                               11,755,042
                                                   -----------
NET ASSETS                                         $12,528,538
                                                   ===========
INSTITUTIONAL SHARES
Applicable to 893,786 shares outstanding
  (par value $0.001, unlimited shares authorized)  $12,528,538
                                                   ===========
Net Asset Value, Offering and Redemption Price
  per Share                                             $14.02
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in capital                                    $13,201,507
Undistributed Net Investment Income                    187,255
Accumulated Net Realized Loss on Investments          (511,732)
Net Unrealized Depreciation of Investments            (348,492)
                                                   -----------
    Net Assets                                     $12,528,538
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income                                              $  94,715
Interest Income                                                577,155
                                                             ---------
    Investment Income                                          671,870
EXPENSES
Advisory Fee                                       $153,471
Custodian Fees and Expenses                          62,260
Dividends on Securities Sold Short                   61,523
Professional Fees and Expenses                       40,126
Transfer Agent Fee                                   16,779
Printing Expenses                                    13,951
Shareholder Servicing Fee                            10,274
Administrative Services Fee                           5,117
Administrative Fee                                      192
Trustees' Fees and Expenses                             186
Fund Services Fee                                       176
Miscellaneous                                        12,897
                                                   --------
    Total Expenses                                  376,952
Less: Reimbursement of Expenses                    (161,240)
                                                   --------
NET EXPENSES                                                   215,712
                                                             ---------
NET INVESTMENT INCOME                                          456,158
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                            58,410
  Securities Sold Short                            (396,461)
                                                   --------
    Net Realized Loss                                         (338,051)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investments                                      (226,216)
  Securities Sold Short                              (6,042)
                                                   --------
    Net Change in Unrealized Depreciation                     (232,258)
                                                             ---------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $(114,151)
                                                             =========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                    DECEMBER 31, 1998
                                                   FOR THE FISCAL   (COMMENCEMENT OF
                                                     YEAR ENDED    OPERATIONS) THROUGH
                                                    MAY 31, 2000      MAY 31, 1999
                                                   --------------  -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     456,158   $           88,797
Net Realized Gain (Loss) on Investments and
  Securities Sold Short                                 (338,051)             164,526
Net Change in Unrealized Depreciation of
  Investments and Securities Sold Short                 (232,258)            (116,234)
                                                   -------------   ------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         (114,151)             137,089
                                                   -------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (324,888)             (26,682)
Net Realized Gains                                      (164,526)                  --
In Excess of Net Realized Gains                         (179,811)                  --
                                                   -------------   ------------------
    Total Distributions to Shareholders                 (669,225)             (26,682)
                                                   -------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       2,500,000           10,005,600
Reinvestment of Dividends and Distributions              669,225               26,682
                                                   -------------   ------------------
    Net Increase from Shareholder Transactions         3,169,225           10,032,282
                                                   -------------   ------------------
    Total Increase in Net Assets                       2,385,849           10,142,689
NET ASSETS
Beginning of Period                                   10,142,689                   --
                                                   -------------   ------------------
End of Period (including undistributed net
  investment income of $187,255 and $62,115,
  respectively)                                    $  12,528,538   $       10,142,689
                                                   =============   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                    FOR THE PERIOD
                                                                                  DECEMBER 31, 1998
                                                          FOR THE FISCAL           (COMMENCEMENT OF
                                                            YEAR ENDED           OPERATIONS) THROUGH
                                                           MAY 31, 2000              MAY 31, 1999
                                                   ----------------------------  --------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD     $                     15.16    $            15.00
                                                   ---------------------------    ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.60                  0.13
Net Realized and Unrealized Gain (Loss) on
  Investments                                                            (0.75)                 0.07
                                                   ---------------------------    ------------------
Total from Investment Operations                                         (0.15)                 0.20
                                                   ---------------------------    ------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                    (0.48)                (0.04)
Net Realized Gains                                                       (0.24)                   --
In Excess of Net Realized Gains                                          (0.27)                   --
                                                   ---------------------------    ------------------
Total Distributions to Shareholders                                      (0.99)                (0.04)
                                                   ---------------------------    ------------------

NET ASSET VALUE PER SHARE, END PERIOD              $                     14.02    $            15.16
                                                   ===========================    ==================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                             (0.99)%                1.34%(b)
Net Assets, End of Period (in thousands)           $                    12,529    $           10,143
Ratios to Average Net Assets
  Net Expenses (Excluding Dividend Expense)                               1.50%                 2.00%(a)
  Net Investment Income                                                   4.46%                 2.14%(a)
  Expenses Without Reimbursement (Including
    Dividend Expense)                                                     3.69%                 5.66%(a)
Portfolio Turnover                                                         165%                  195%

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
J.P. Morgan Institutional Market Neutral Fund (the "fund"), registered as
J.P. Morgan Market Neutral Fund, is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"), which was organized on August 15, 1996. The trust is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. The investment objective is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. Currently, the fund only offers Institutional Shares. The fund commenced operations on December 31, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The fund values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Securities sold short are valued at the readily available ask price. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the fund's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the fund's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) The fund's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the fund. It is the policy of the fund to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized via cash deposits and securities made with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for the delivery to the counterparty broker.

   e) Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

   f) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   g) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The fund earns foreign income which may be subject to foreign withholding taxes at various rates.

   h) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 2000 was to decrease undistributed net investment income by $6,130 and decrease accumulated net realized loss on investment by $6,130. Paid-in capital, net investment income, net realized gains and net assets were not affected by this change. This adjustment is primarily attributable to a dividend reclassification.

   i) For federal income tax purposes, the fund incurred approximately $436,482 of capital losses in the period from November 1, 1999 to May 31, 2000. These losses were deferred for tax purposes until June 1, 2000.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the fund pays JPMIM at an annual rate of 1.50% of the fund's average daily net assets. For the fiscal year ended May 31, 2000, such fees amounted to $154,107.

      The fund may invest in one or more affiliated money market funds:
      J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the fund in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the fiscal year ended May 31, 2000, J.P. Morgan has agreed to reimburse the fund $636 under this agreement. Interest income included in the Statement of Operations for the year ended May 31, 2000 includes $12,942 of interest income from investments in affiliated money market funds.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 2000, the fee for these services amounted to $192.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the fiscal year ended May 31, 2000, the fee for these services amounted to $5,117.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses, excluding dividend expenses, of the fund at no more than 2.00% of the average daily net assets of the fund through October 1, 1999 and 1.25% through September 30, 2000. This reimbursement arrangement can be changed or terminated at any time after September 30, 2000, at the option of J.P. Morgan. For the fiscal year ended May 31, 2000, Morgan has agreed to reimburse the fund $161,240 for expenses under this agreement.

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended May 31, 2000, the fee for these services amounted to $10,274.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $176 for the fiscal year ended May 31, 2000.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $33.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                           FOR THE PERIOD
                                                                         DECEMBER 31, 1998
                                                                          (COMMENCEMENT OF
                                                   FOR THE YEAR ENDED   OPERATIONS) THROUGH
                                                      MAY 31, 2000          MAY 31, 1999
                                                   -------------------  --------------------
                                                   SHARES     AMOUNT    SHARES     AMOUNT
                                                   -------  ----------  -------  -----------
Shares of Beneficial Interest Sold...............  177,683  $2,500,000  667,041  $10,005,600
Reinvestment of Dividends and Distributions......   47,228     669,225    1,834       26,682
                                                   -------  ----------  -------  -----------
Net Increase.....................................  224,911  $3,169,225  668,875  $10,032,282
                                                   =======  ==========  =======  ===========

J.P. MORGAN INSTITUTIONAL MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

From time to time, the fund may have a concentration of several shareholders which may include affiliates of J.P. Morgan holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 2000 were as follows:

                                                     COST OF     PROCEEDS
                                                    PURCHASES   FROM SALES
                                                   -----------  -----------
Long.............................................  $13,215,797  $10,868,331
Short............................................   18,428,495   20,425,028
                                                   -----------  -----------
                                                   $31,644,292  $31,293,359
                                                   ===========  ===========

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 21, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee is at an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of May 31, 2000.

                                 *  *  *  *  *

6. TAX INFORMATION NOTICE (UNAUDITED)

For corporate taxpayers 13.88% of the ordinary income distributions paid during the fiscal year ended May 31, 2000 qualify for the corporate dividends received deductions.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Market Neutral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the J.P. Morgan Institutional Market Neutral Fund (one of funds comprising the J.P. Morgan Series Trust and registered as J.P. Morgan Market Neutral Fund, hereafter referred to as the "fund") at May 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 1998 (commencement of operations) through May 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 2000

J.P. MORGAN INSTITUTIONAL FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND:
      INSTITUTIONAL SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   TAX AWARE DISCIPLINED EQUITY FUND:
      INSTITUTIONAL SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES
   MARKET NEUTRAL FUND: INSTITUTIONAL SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS
SERVICES AT (800)766-7722.
IMAR781


J.P. MORGAN
INSTITUTIONAL
MARKET NEUTRAL
FUND




ANNUAL REPORT
MAY 31, 2000